Exhibit 99.5

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Loan Funding Structure IV LLC. The review included a total of 294 newly originated residential mortgage loans, in connection with the securitization identified as BRAVO 2023-NQM4 (the “Securitization”. The Review was conducted from July 2022 through April 2023 on mortgage loans originated between June 2022 and April 2023.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (294 loans in total):

Four (4) loans had a Secondary Appraisal, twenty (20) loans had AVMs, and one hundred and fourteen (114) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were three (3) occurrences of this.

Five (5) loans had a Second Desk Review, and one (1) loan had a Full Appraisal Review all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two-hundred and ninety-four loans (294) mortgage loans reviewed, ninety-six (96) unique mortgage loans (32.65% by loan count) had a total of one hundred and twenty-eight (128) discrepancies across nineteen (19) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Origination Date	31	24.22%
Months Reserves	25	19.53%
UW FICO Utilized	21	16.41%
Property Type	9	7.03%
Valuation Type	8	6.25%
Original LTV	6	4.69%
Original CLTV	6	4.69%
Year Built	5	3.91%
Loan Orig Fee Amount	5	3.91%
Loan Purpose	3	2.34%
Occupancy	1	0.78%
Property Zip	1	0.78%
As Is Value	1	0.78%
Total Cash Out	1	0.78%
DSCR Ratio	1	0.78%
Borrower Last Name	1	0.78%
Hazard Ins Premium	1	0.78%
Number Units	1	0.78%
Property City	1	0.78%
Grand Total	128	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	208	$63,948,722.00	70.75%
Event Grade B	86	$39,006,196.00	29.25%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	294	$102,954,918.00	100.00%
Credit Resuts:
Event Grade	Loan Count	Percent of Sample
Event Grade A	257	87.41%
Event Grade B	37	12.59%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	294	100.00%
Compliance Results: (As applicable, 205 loans within the population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	38	42.70%
Event Grade B	51	57.30%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	89	100.00%
Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	289	98.30%
Event Grade B	5	1.70%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	294	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	144
		Property is located in a FEMA disaster area	21
		Borrower Liabilities Verification Indicator is Partial	7
		Borrower Income Verification is less than 12 months	7
		Borrower Income Verification does not match Approval	6
		Hazard Insurance Coverage is Not Sufficient	6
		Final Loan Application is Partial	6
		Hazard Insurance Indicator is Partial	5
		All Interested Parties Not Checked against Exclusionary Lists	5
		Housing history does not meet guidelines	4
		Fraud Report Shows Uncleared Alerts	4
		Borrower 2 Income Verification is less than 12 months	3
		Missing Asset Documentation	3
		Transmittal Summary is Missing	3
		Note Document Indicator is Partial	2
		Title Policy is Partial	2
		Borrower Employment Verification does not meet guidelines	2
		Foreign Asset Seasoning Not Met	2
		Condo Approval Missing	2
		Asset Documents are Incomplete	2
		Hazard Insurance Effective Date is after the Note Date	2
		Insufficient Title Insurance	2
		Liquid Reserves are less than Guidelines Required	2
		Fully Executed Purchase Contract is Partial	2
		Insufficient cash to close	2
		Exceeds Max LTV	1
		Transmittal Summary is Partial	1
		Qualifying DTI exceeds Guideline Maximum Allowable	1

	Fraud Report is Only Partially Available	1
	Missing Shared Access Letter	1
	Insufficient Title Policy	1
	Prepayment Penalty Indicator is Missing	1
	Borrower 2 is missing signed 4506t.	1
	Seasoning not met	1
	Material Litigation	1
	Missing Operating Agreement or Shared Access Letter	1
	Minimum Flood Insurance Coverage has not been met	1
	Missing Title Commitment	1
	DSCR is less than guideline minimum	1
	Final Loan Application is Missing	1
	Missing Background Report	1
	Borrower Credit Report Indicator is Partial	1
	Missing Borrower Identification	1
	Residual income does not meet guidelines.	1
	Missing Condo Master Policy Endorsement	1
	Flood Certificate is Missing	1
	Missing Criminal History	1
	CoBorrower Income Verification does not match Approval	1
	Missing Operating Agreement	1
	Initial Credit Application is Partial	1
	Insufficient Hazard Policy	1
	Total Credit Grade (A) Exceptions:	272
B	Minimum Trade Line Requirement Not Met	6
	Housing history does not meet guidelines	6
	Liquid Reserves are less than Guidelines Required	4
	Underwriting LTV exceeds Guideline Maximum Allowable	4
	Borrower Liabilities Verification Indicator is Partial	3
	Underwriting CLTV exceeds Guideline Maximum Allowable	3
	Cash to Borrower Exceeds Maximum Allowable	2
	Borrower Income Verification does not match Approval	2
	Unresolved derogatory credit	2
	DSCR is less than guideline minimum	2
	Insufficient Housing History	2
	Underwriting FICO does not meet Guideline Minimum Required	1
	Payment shock exceeds lender guidelines	1
	Borrower Employment Verification does not meet guidelines	1

		Loan amount is less than the minimum required loan amount	1
		First Time Homebuyer	1
		Minimum DSCR	1
		Asset Documents are Incomplete	1
		Ineligible Short Term/Variable Rental Transaction	1
		Note Document Indicator is Partial	1
		Insufficient Reserves	1
		Total Credit Grade (B) Exceptions:	46
Compliance	A	No Compliance Findings	27
		Reimbursement Amount Test	4
		Charges That Cannot Increase Test	4
		Consummation or Reimbursement Date Validation Test	3
		Affiliated Business Disclosure is Missing	3
		Initial Closing Disclosure Delivery Date Test	2
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	2
		TRID Total of Payments Test	1
		Initial Escrow Account Disclosure is Missing	1
		Qualified Mortgage Lending Policy Points and Fees Test	1
		Lender Credits That Cannot Decrease Test	1
		TILA Finance Charge Test	1
		Mortgage not recorded	1
		Prohibited Fees Test	1
		NC Rate Spread Home Loan Test	1
		Qualified Mortgage Safe Harbor Threshold	1
		Higher-Priced Mortgage Loan Test	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		NC RSHL Average Prime Offer Rate APR Threshold Exceeded	1
		Revised Closing Disclosure Waiting Period Required Finding	1
		Bona Fide Discount Points Test	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		Originator NMLS is Not Active	1
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Originator NMLS Status is Not Found	1
		Total Compliance Grade (A) Exceptions:	63
	B	Higher-Priced Mortgage Loan	51
		Total Compliance Grade (B) Exceptions:	51
Property	A	Third Party Valuation Product not Provided	48
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	20
		No Property Findings	6

	Third Party AVM to appraised value exceeds 10% allowable variance	3
	Origination Appraisal is Partial	3
	Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	2
	UCDP Summary Report is Missing	2
	Is Completion Certificate in file is No	1
	Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	1
	Missing Second Appraisal Report per Appraisal Review Variance	1
	Missing Appraisal Review	1
	Title Issues Present	1
	Missing Lease Agreement	1
	Appraisal guideline violation	1
	Third party AVM Confidence Score is less than 90%	1
	Total Property Grade (A) Exceptions:	92
B	Appraisal guideline violation	5
	Total Property Grade (B) Exceptions:	5

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

Credit Event Grades
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.